Exhibit 10.3

1

AMENDMENT AGREEMENT

with regard to

PHARVARIS B.V.

for the amended terms and conditions of the subscription of the

Series B-1 Preferred Shares and Series B-2 Preferred Shares in the Company

THIS AMENDMENT AGREEMENT is entered into on 29 July 2020 and made between:

1.

Pharvaris B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat in Leiden, The Netherlands (address: J.H. Oortweg 21, 2333 CH Leiden, the Netherlands, trade register number: 64239411) (the “Company”);

2.

Foresite Capital Fund IV, L.P., a limited partnership under the laws of the state of Delaware, the United States of America, having its registered office at 600 Montgomery Street, Suite 4500, San Francisco, CA 94111 (“Foresite”);

3.

Bain Capital Life Sciences Fund, L.P., an exempted limited partnership formed and registered under the laws of the Cayman Islands, having its registered office at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and registered with the Cayman Islands Registrar of Exempted Limited Partnerships (registration number 87418) (“Bain Capital”);

4.

BCIP Life Sciences Associates, LP, a limited partnership formed under the laws of the state of Delaware, the United States of America, having its registered office at Suite 302, 4001 Kennett Pike, Wilmington, Delaware, 19807 and registered with the Secretary of State of the State of Delaware (registration number 6201990) (“BCIP”, and together with Bain Capital, “Bain”)

5.

venBio Global Strategic Fund III, L.P., a Cayman Limited Partnership under the laws of the Cayman Islands (registration number Cert #WC-95981), having its registered office at 1700 Owens Street Suite 595 San Francisco, CA 94158 (“venBio”);

6.

Venrock Healthcare Capital Partners III, L.P., a limited partnership formed under the laws of the state of Delaware, having its registered office at 3340 Hillview Avenue, Palo Alto, CA 94304 (“Venrock-1”) and VHCP Co-Investment Holdings III, LLC, a limited liability company formed under the laws of the state of Delaware, having its registered office at 3340 Hillview Avenue, Palo Alto, CA 94304 (“Venrock-2” and, together with Venrock-1, “Venrock”),

7.

LSP V Cooperatieve U.A., a co-operative (coöperatie met uitgesloten aansprakelijkheid) organized and existing under the laws of the Netherlands, with its seat in Amsterdam, the Netherlands with address at Johannes Vermeerplein 9, 1071 DV Amsterdam, the Netherlands, registered with the Trade Register of the Chamber of Commerce under file number 61888575 (“LSP V”);

8.

KURMA BIOFUND II, a private equity fund formed and existing under the laws of France, duly managed and represented by its management company Kurma Partners S.A., a limited company, with registered office at 247 Rue Royale, 75008, Paris (France), incorporated under the laws of France and registered with the Trade and Companies Registry of Paris, under number 510 043 136, acting on behalf of and representing (“Kurma”); and

9.

(i) Objectif Innovation Patrimoine n°9 (“Idinvest-1”), (ii) Idinvest Patrimoine n°6 (“Idinvest-2”), (iii) Objectif Innovation 2019 (“Idinvest-3”) and (iv) Idinvest Patrimoine 2019 (“Idinvest-4”), each of the foregoing being private equity funds formed and existing under the laws of France, duly managed and represented by its management company Idinvest Partners S.A., a limited company, with registered office at 117 Avenue des Champs Elysees, 75008, Paris (France), incorporated under the laws of France and registered with the Trade and Companies Registry of Paris, under number 414 735 175 (“Idinvest Partners”), (which shall for the purpose of this Agreement be considered as one Party, and hereinafter collectively referred to as “Idinvest”), the parties under number 2 through 9 are collectively referred to as the “Series B Investors” and the “Subscribers” and each individually as a “Series B Investor” and a “Subscriber”; and the parties under 1 through 9 collectively referred to as the “Parties” and each individually as a “Party”.

WHEREAS

A.

On 26 July 2019, the Company and the Series B Investors entered into a share subscription agreement with regard to the subscription of Series B-1 Preferred Shares and Series B-2 Preferred Shares in the Company (the “Share Subscription Agreement”). The Share Subscription Agreement is attached to this Amendment Agreement as Annex A.

B.

On 1 August 2019, the First Closing (as defined in the Share Subscription Agreement) took place pursuant to which the Series B-1 Preferred Shares were issued to the Series B Investors as referred to in Clause 2.1.3 of the Share Subscription Agreement.

C.

Pursuant to Clause 2.1.4 under (i) and (j) of the Share Subscription Agreement, Idinvest-1 and Idinvest-2 shall at the Milestone Closing subscribe for, acquire and pay up the Series B-2 Preferred Shares. However, Idinvest has indicated to the other Parties that it wishes that its Affiliates Idinvest-3 and Idinvest-4 subscribe for, acquire and pay up the Series B-2 Preferred Shares at the Milestone Closing.

D.	The Parties therefore wish to enter into this amendment agreement (the “Amendment Agreement”) in order to amend certain terms of the Share Subscription Agreement.

E.	The Parties have agreed to the proposed amendments to the Share Subscription Agreement as set out in this Agreement.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Construction

a.

Unless the context otherwise requires or unless otherwise defined in this Amendment Agreement, words and expressions defined in the Share Subscription Agreement have the same meaning when used in this Amendment Agreement.

b.	Clause 1 (Definitions and Interpretation) of the Share Subscription Agreement applies mutatis mutandis to this Amendment Agreement.

2	AMENDMENTS TO THE SHAREHOLDERS AGREEMENT

2.1	Amendment of the Party ‘Idinvest’

2.1.1	The Parties agree that number 9 of the introduction to the Share Subscription Agreement shall be replaced by the following wording:

“

9.

(i) Objectif Innovation Patrimoine n°9 (“Idinvest-1”), (ii) Idinvest Patrimoine n°6 (“Idinvest-2”), (iii) Objectif Innovation 2019 (“Idinvest-3”) and (iv) Idinvest Patrimoine 2019 (“Idinvest-4”), each of the foregoing being private equity funds formed and existing under the laws of France, duly managed and represented by its management company Idinvest Partners S.A., a limited company, with registered office at 117 Avenue des Champs Elysees, 75008, Paris (France), incorporated under the laws of France and registered with the Trade and Companies Registry of Paris, under number 414 735 175, (which shall for the purpose of this Agreement be considered as one Party, and hereinafter collectively referred to as “Idinvest”),”

2.2	Amendment of Clause 2.1.1

2.2.1	The Parties agree that Clause 2.1.1 under (i) and (j) of the Share Subscription Agreement shall be replaced by the following wording:

“

i.	Idinvest-1 subscribing to Series B-1 Preferred Shares (subject to the terms of this Agreement) for an aggregate amount of USD 410,602.55;

j.	Idinvest-2 subscribing to Series B-1 Preferred Shares (subject to the terms of this Agreement) for an aggregate amount of USD 346,974.47;”

2.2.2	The Parties agree that the following wording shall be added to Clause 2.1.1 of the Share Subscription Agreement:

“

k.	Idinvest-3 subscribing to Series B-2 Preferred Shares (subject to the terms of this Agreement) for an aggregate amount of USD 567,784.72; and

l.	Idinvest-4 subscribing to Series B-2 Preferred Shares (subject to the terms of this Agreement) for an aggregate amount of USD 674,632.61,”

2.2.3	The Parties agree that Clause 2.1.1 of the Share Subscription Agreement shall be replaced by the following wording:

“the total price to be paid under (a) through (l), the “Subscription Price”.”

2.3	Amendment of Clause 2.1.4

2.3.1	The Parties agree that Clause 2.1.4 under (i) and (j) of the Share Subscription Agreement shall be replaced by the following wording:

“

i.	Idinvest-3 shall subscribe for, acquire and pay up 64,350 Series B-2 Preferred Shares, to be issued at the Investor Subscription Price Per Share, comprising a total issue price of USD 567,784.72; and

j.	Idinvest-4 shall subscribe for, acquire and pay up 76,460 Series B-2 Preferred Shares, to be issued at the Investor Subscription Price Per Share, comprising a total issue price of USD 674,632.61,

the Series B-2 Preferred Shares to be issued as referred to in this Clause 2.1.4 under (a) through (j) together the “Milestone Tranche Shares” (the “Milestone Closing”).”

3	FINAL PROVISIONS

3.1.1

Save as amended and varied pursuant to Clause 2 above, the terms and conditions of the Share Subscription Agreement shall remain unaffected and shall apply to each Party. Any reference in the Share Subscription Agreement to “this Agreement” shall be deemed to be a reference to the Share Subscription Agreement as amended by this Amendment Agreement.

3.1.2

Without prejudice to clause 3.1.1, the provisions of Clause 7.8 (No rescission), Clause 7.9 (Counterparts), Clause 7.13 (Governing Law) and Clause 7.14 (Disputes) shall also apply with respect to this Amendment Agreement.

This Amendment Agreement has been entered into on the date stated at the beginning of this Amendment Agreement.

(signature pages follow)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

PHARVARIS B.V.

By:	/s/ B.A.E. Modig
Name:	B.A.E. Modig
Title:	CEO

Address:	Pharvaris B.V. J.H. Oortweg 21 2333 CH Leiden The Netherlands Attn: B.A.E. Modig

SIGNATURE PAGE TO PHARVARIS B.V.

AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

FORESITE CAPITAL FUND IV, L.P.

By: Foresite Capital Management IV, LLC, its General Partner

By:	/s/ Dennis D. Ryan
Name:	Dennis D. Ryan
Title:	Chief Financial Officer

Address:	Foresite Capital Fund IV, L.P. 600 Montgomery Street Suite 4500 San Francisco, CA 94111 The United States Attn: Michael Rome

SIGNATURE PAGE TO PHARVARIS B.V.

AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAIN CAPITAL LIFE SCIENCES FUND, L.P.

By: Bain Capital Life Sciences Partners, L.P., its General Partner

By: Bain Capital Life Sciences Investors, LLC, its General partner

By:	/s/ Jeffrey Schwartz
Name:	Jeffrey Schwartz
Title:	Managing Director

Address:	Bain Capital Life Sciences Fund, L.P. 200 Clarendon Street Boston, MA 02116 The United States Attn: Ricky Sun

SIGNATURE PAGE TO PHARVARIS B.V.

AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BCIP LIFE SCIENCES ASSOCIATES, L.P.

By: Boylston Coinvestors, LLC
Its General Partner

By:	/s/ Jeffrey Schwartz
Name:	Jeffrey Schwartz
Title:	Authorized Signatory

Address:	BCIP Life Sciences Associates, LP 200 Clarendon Street Boston, MA 02116 The United States Attn: Ricky Sun

SIGNATURE PAGE TO PHARVARIS B.V.

AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

VENBIO GLOBAL STRATEGIC FUND III, L.P.
By: venBio Global Strategic GP III, L.P., its General Partner

By: venBio Global Strategic GP III, Ltd, its General Partner

By:	/s/ Richard Gaster
Name:	Richard Gaster
Title:	Partner

Address:	venBio Global Strategic Fund III, L.P. 1700 Owens Street Suite 595 San Francisco, CA 94158, United States of America Attn: Richard Gaster

SIGNATURE PAGE TO PHARVARIS B.V.

AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

LSP V COÖPERATIEVE U.A.

By: LSP V Management B.V.

By:	/s/ Martijn Kleijwegt
Name: Martijn Kleijwegt
Title: Director

By:	/s/ René Kuijten
Name: René Kuijten
Title: Director

Address:	LSP V Coöperatieve U.A. Johannes Vermeerplein 9 1071 DV Amsterdam the Netherlands Attn: Bas Vaessen

SIGNATURE PAGE TO PHARVARIS B.V.

AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

KURMA BIOFUND II

By: KURMA PARTNERS S.A.

By:	/s/ Rémi Droller
Name: Rémi Droller
Title: Managing Partner

Address:	KURMA BIOFUND II 24 Rue Royale, 75008, Paris France Attn: Remi Droller

SIGNATURE PAGE TO PHARVARIS B.V.

AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

VENROCK HEALTHCARE CAPITAL PARTNERS III, L.P.

By: VHCP Management III, LLC, its General Partner

By:	/s/ David L. Stepp
Name: David L. Stepp
Title: Authorized Signatory

Address:	Venrock Healthcare Capital Partners III, L.P. 3340 Hillview Avenue Palo Alto, CA 94304 Attn: Sherman Souther

SIGNATURE PAGE TO PHARVARIS B.V.

AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

VHCP CO-INVESTMENT HOLDINGS III, LLC

By: VHCP Management III, LLC, its Manager

By:	/s/ David L. Stepp
Name: David L. Stepp
Title: Authorized Signatory

Address:	VHCP Co-Investment Holdings III, LLC 3340 Hillview Avenue Palo Alto, CA 94304 Attn: Sherman Souther

SIGNATURE PAGE TO PHARVARIS B.V.

AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

OBJECTIF INNOVATION PATRIMOINE N°9 IDINVEST PATRIMOINE N°6 IDINVEST PATRIMOINE 2019 OBJECTIF INNOVATION 2019

By: Idinvest Partners S.A., its General Partner

By:	/s/ Benoist Grossmann
Name: Benoist Grossmann
Title: Managing Partner

Address:	117 Avenue des Champs-Elysées 75008, Paris France Attn: Gaston Samele

SIGNATURE PAGE TO PHARVARIS B.V.

AMENDMENT AGREEMENT

ANNEX A – SHARE SUBSCRIPTION AGREEMENT